REVENUES	6 Months Ended
Jun. 30, 2020
Revenue [abstract]
Disclosure of disaggregation of revenue from contracts with customers [text block]	REVENUE
The following table disaggregates revenues by our operating segments:

	For the three-month period ended June 30		For the six-month period ended June 30
US$ MILLIONS	2020	2019	2020	2019
Transport	$692	$350	$1,519	$686
Energy	584	512	1,178	962
Utilities	583	743	1,270	1,471
Data Infrastructure	87	80	175	159
Total	$1,946	$1,685	$4,142	$3,278
Substantially all of our partnership’s revenues are recognized over time as services are rendered.
The following table disaggregates revenues by geographical region:

	For the three-month period ended June 30		For the six-month period ended June 30
US$ MILLIONS	2020	2019	2020	2019
United States of America	$589	$249	$1,115	$461
Canada	307	233	691	505
United Kingdom	281	171	599	333
Australia	245	270	454	539
Brazil	224	289	498	578
Colombia	172	259	394	508
India	83	112	206	152
Chile	21	42	55	84
Peru	10	28	33	57
Other	14	32	97	61
Total	$1,946	$1,685	$4,142	$3,278

Brookfield Infrastructure’s customer base is comprised predominantly of investment grade companies. Our revenues are well diversified by region and counterparty with only one customer that makes up greater than 10% of our partnership’s consolidated revenues. For the three and six-month periods ended June 30, 2020, revenue generated from this customer within the utilities segment was $216 million and $478 million, respectively (2019: $288 million and $577 million). Our partnership has completed a review of the credit risk of key counterparties. Based on their liquidity position, business performance, and aging of our accounts receivable, we do not have any significant changes in expected credit losses at this time. Our partnership continues to monitor the credit risk of our counterparties in light of the economic impact resulting from the global pandemic and disruption in the North American energy segment caused by the concurrent decline in oil prices.